F&M Bank Corp.

Financial data as of June 30, 2019

Caution Regarding Forward Looking Statements

F&M Bank Corp.

This presentation contains projections, predictions, expectations, and other statements with respect to the Company and its subsidiaries as to beliefs, future events, and/or results that are based on current expectations, estimates, and projections about, among other things, the industry and the markets in which the Company operates. Such statements constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements. The forward-looking statements are based on various factors and were derived using numerous assumptions. In most cases, you can identify forward-looking statements by words like "may," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," or "continue" or the negative of those words and other comparable words. You should be aware that those statements reflect only the predictions of the Company.

If known or unknown risks or uncertainties should materialize, or if the underlying assumptions should prove inaccurate, actual results could differ materially from past results and those anticipated, estimated, or projected. You should bear this in mind in reading this presentation. Factors that might cause such actual results to differ include, but are not limited to:

- General business and economic conditions in the markets that the Company and its affiliates serve may be less favorable than anticipated which could decrease the demand for loan, deposit, and other financial services and increase loan delinquencies and defaults;
- Changes in market rates and prices may adversely impact the value of securities, loans, deposits, and other financial instruments and the interest rate sensitivity of the Company's balance sheet;
- The Company's liquidity requirements could be adversely affected by changes in assets and liabilities;
- The effect of legislative or regulatory developments, including changes in laws concerning taxes, banking, securities, insurance, and other aspects of the financial services industry, such as, for example, the Dodd-Frank Wall Street Reform and Consumer Protection Act;
- Competitive factors among financial services organizations, including product and pricing pressures and the Company's ability to attract, develop, and retain qualified banking professionals;
- The effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board, and other regulatory agencies that apply to the Company and its subsidiaries; and
- The effect of fiscal and governmental policies of the United States federal government.

The Company undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures that the Company makes on related subjects in its periodic and current reports that it files with the SEC. Also note that the Company provides cautionary discussion of risks, uncertainties and possibly inaccurate assumptions relevant to its business and operations in the reports that it has filed with the SEC. These discussions relate to factors that, individually or in the aggregate, management of the Company believes could cause the Company's actual results to differ materially from expected and historical results. Accordingly, this presentation should be read in conjunction with the periodic and other reports that the Company has filed with the SEC, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2018 and its most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 and its second quarter 2019 earnings release dated August 2, 2019. The Company's periodic and other reports are available on the SEC's website at www.sec.gov.

We note these risks and other factors for investors as permitted by the Private Securities Litigation Reform Act of 1995. You should understand that it is not possible to predict or identify all such risks or factors. Consequently, you should not consider such disclosures to be a complete discussion of all potential risks, factors, or uncertainties.

F&M At A Glance

F&M Bank Corp.

Headquartered in the Shenandoah Valley

- FMBM's operating market falls within the central part of the Shenandoah Valley
- 4-county franchise: Rockingham, Shenandoah, Page and Augusta, and the independent cities of Harrisonburg, Staunton and Waynesboro
- Strategically located along the I-81 corridor
- FMBM is the largest community bank headquartered in the central Shenandoah Valley
- As of 6/30/18 FMBM ranks first by deposit share in the Harrisonburg/Rockingham MSA
- 14 branches, a loan production office and VBS Mortgage operating under the Company's banking subsidiary – F&M Bank
- In January 2017 FMBM purchased VSTitle, a three location title company

Financial Summary

($000s, except share values)	12/31/14	12/31/15	12/31/16	12/31/17	12/31/18	2Q19 Annualized
Balance Sheet						
Total Assets	$605,308	$665,150	$744,889	$753,270	$780,253	$806,949
Total Loans HFI	$518,202	$544,053	$591,636	$616,974	$638,799	$636,408
Total Deposits	$491,505	$494,670	$537,085	$569,177	$591,325	$608,470
Capital Position						
Total Equity	$77,798	$82,950	$86,682	$91,275	$91,911	$92,075
Tangible Common Equity	$67,603	$72,963	$79,020	$83,467	$86,474	$86,643
TCE Ratio (%)	11.22%	11.01%	10.65%	11.13%	11.13%	10.78%
Leverage Ratio (%)	12.88%	12.18%	11.47%	12.07%	11.79%	11.38%
Total RBC Ratio (%)	17.40%	15.20%	15.10%	15.41%	14.44%	13.82%
Profitability						
Net Income	$5,802	$8,417	$9,568	$9,010	$9,085	$5,842
ROAA (%)	1.00%	1.31%	1.34%	1.21%	1.19%	0.74%
ROAE (%)	8.65%	10.46%	11.18%	10.01%	9.89%	6.35%
Efficiency Ratio (%)	58.5%	58.3%	58.8%	63.0%	65.5%	66.2%
Yields & Costs						
Net Interest Margin (%)	4.30%	4.43%	4.34%	4.52%	4.65%	4.57%
Cost of Funds (%)	0.71%	0.52%	0.59%	0.68%	0.76%	0.95%
Cost of Deposits (%)	0.52%	0.44%	0.46%	0.49%	0.60%	0.79%

F&M Target Market



F&M Branch Footprint


Winchester
Front Royal
Harrisonburg
Staunton
Waynesboro
Charlottesville
Washington
Alexandria
Arlington
Fredericksburg
FMBM Branch Locations
VBS Mortgage Locations
Loan Production Office
Valley Southern Title

Executive Management Team

F&M Bank Corp.

Mark Hanna, President & CEO, F&M Bank
CEO since July 2018, President since December 2017, with 29+ years in banking industry

Neil W. Hayslett, EVP/Chief Operating Officer
COO since March 2018, CAO for 5 years, CFO for 17 years, with 29 years in banking industry and 4 years in public accounting

Carrie Comer, EVP/Chief Financial Officer
CFO since 2013, with 17+ years in banking industry and 5 years in public accounting

Barton Black, EVP/Chief Strategy & Risk Officer
CSRO since March 2019, with 29 years of banking related experience

Stephanie E. Shillingburg, EVP/Chief Banking Officer
CBO since 2016, Chief Retail Officer for 3 years with over 35 years in the banking industry

Edward Strunk, EVP/Chief Credit Officer
CCO since March 2018, 12+ years with F&M Bank, with 35+ years in banking industry

Joshua P. Hale, EVP/Chief Lending Officer
CLO since March, 2018, over 14 years with F&M Bank, with 20+ years in the banking industry

A Community Focused Institution

F&M Bank Corp.

“Community Banking at its Finest”

Chartered in 1908, Farmers & Merchants Bank has served its local communities for more than 110 years

- Leading, progressive independent bank in the Shenandoah Valley – serving small to medium size businesses with diverse revenue streams.
- Deep roots in the local community – Board of Directors and Advisory Boards comprised of prominent business members within the local economy.
- Support community activities through participation in area fairs and other events that support small business, non-profits and local municipalities.
- Provide financial literacy program to area middle and high schools free of charge.
- Charitable contributions and event sponsorships totaling nearly $370,000 within our communities in 2018.


FRIENDSHIP
Industries, Inc.
LIVE UNITED

Market Overview – Shenandoah Valley

F&M Bank Corp.

Rural area with a diverse economy based on manufacturing, agriculture and education

- Major industries include advanced food manufacturing, farming, retail trade, government, education and health care
- Top employers include James Madison University, Wal-Mart Distribution, LSC Communication, Merck & Co., MillerCoors Shenandoah, Cargill, McKee Foods, Hershey Chocolate and two regional hospitals
- Total of 10 colleges along the I-81 corridor within the region
- Tourist destination for the Shenandoah Caverns, Luray Caverns, Shenandoah National Park, Massanutten Resort and Civil War battlefields


CRAFTS & GIFTS
TAPROOM

Market Demographics

F&M Bank Corp.

Shenandoah Valley – Market Drivers

- James Madison University has a significant impact on the local economy with approximately 22,000 students and over 4,000 jobs attributable to its presence
- Valley Health System, one of the country's leading medical systems, is the Valley's largest employer, bringing in over 5,400 jobs
- The Virginia Employment Commission ranks the Harrisonburg MSA number one in the state for job growth in the fourth quarter of 2016



Shenandoah Valley Region

- The Shenandoah Valley includes Augusta, Clarke, Frederick, Page, Rockbridge, Rockingham, Shenandoah, Warren Counties in Virginia
- The US Census Bureau estimates the population to be over 400,000 by 2020

Top Employers in the Valley

James Madison University, ValleyHealth (Healthier, together.), Sentara, Cargill, Merck, Massanutten

Market Accolades

#9 Fastest Growing City in Virginia (2019)	#35 Best Small Places for Business – Forbes (2018)
#1 Most Popular Mid-Size City to Relocate (2018)	Top 25 Places to Retire - Forbes (2017)
#4 Virginia MSA for Economic Growth (2017)	#1 Innovation Award (2016)

Source: http://virginialmi.com/report_center/community_profiles/5115000444.pdf,
Source: https://www.harrisonburgva.gov/awards

Recent Company Timeline

F&M Bank Corp.

Commentary

Creating shareholder value through disciplined growth:

- Despite the decline in earnings for 2019, EPS has remained strong
- Dividends to shareholders have increased 37% since 2015
- TBVPS has increased over 23% in the same time period

Earnings per Share



$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.40
$2.77
$2.63
$2.68
$0.86
2015
2016
2017
2018
2Q19 YTD

Dividends per Share



$1.50
$1.00
$0.50
$0.00
$0.73
$0.80
$0.94
$1.20
$0.50
2015
2016
2017
2018
2Q19 YTD

Tangible Book Value per Share



$30.00
$25.00
$20.00
$15.00
$22.17
$24.12
$25.64
$26.91
$27.23
2015
2016
2017
2018
2Q19 YTD

Earnings Highlights

F&M Bank Corp.

Dollars in Thousands (000's)	2016	2017	2018	2019 YTD
Net Income	$9,568	$9,010	$9,085	$2,921
Core pre-tax, pre-provision earnings	$12,860	$13,413	$13,135	$6,232
Return on average assets	1.34%	1.21%	1.19%	0.74%
Return on average equity	11.18%	10.01%	9.89%	6.35%
Return on average TCE	12.59%	11.10%	10.64%	6.81%
Net Interest Margin	4.34%	4.53%	4.65%	4.57%
Efficiency Ratio	60.78%	63.54%	65.50%	66.20%
Earnings per Share	$2.77	$2.63	$2.68	$0.86



Key Ratios

F&M Bank Corp.

Return on Average Assets


1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
1.34
1.21
1.19
0.74
2016
2017
2018
2Q19
F&M Bank
Peer Median
Peer Top 20%

Return on Average TCE


16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
11.92
11.10
10.64
6.81
2016
2017
2018
2Q19
F&M Bank
Peer Median
Peer Top 20%

Net Interest Margin


4.8
4.6
4.4
4.2
4
3.8
3.6
4.34
4.53
4.65
4.57
DEC 2016
DEC 2017
DEC 2018
2Q19
F&M Bank
Peer Median
Peer Top 20%

Efficiency Ratio


70.0
68.0
66.0
64.0
62.0
60.0
58.0
56.0
54.0
52.0
50.0
60.8
63.5
65.5
66.2
2016
2017
2018
2Q19
Axis Title
F&M Bank
Peer Median
Peer Top 20%

Peer statistics from the June 30, 2017 Uniform Bank Performance Report, Peer Group 3.

Balance Sheet Highlights

Dollars in Thousands ($000's)	2016	2017	2018	2019Q2
Total Assets	$744,889	$753,270	$780,253	$806,949
Total Gross Loans Held for Investment	$591,636	$616,974	$638,799	$636,407
Total Gross Loans Held for Sale	$62,735	$39,775	$55,910	$78,406
Total Deposits	$537,085	$569,177	$591,325	$608,470
Loans Held for Investment/Deposits	110.2%	108.4%	108.0%	104.6%
Total Equity	$86,682	$91,275	$91,911	$92,075
Total Equity/Assets	11.64%	12.12%	11.78%	11.41%



Asset Quality Highlights

F&M Bank Corp.

Dollars in Thousands ($000's)	2016	2017	2018	2019*
NPA/Assets	0.94%	1.21%	1.62%	1.69%
NCOs/Avg Loans Held for Investment	0.22%	0.25%	0.58%	0.70%
Reserves/Loans Held for Investment	1.27%	.98%	0.82%	0.95%
Reserves/NPLs	154.9%	85.1%	51.3%	51.8%
NPL/Assets	0.65%	0.94%	1.31%	1.45%

*annualized

Loan Portfolio

Commentary

- 1-4 family comprises the largest concentration at 29%
- Total real estate exposure is 76%; but only 11% construction and development
- Owner-occupied CRE and C&I loans represent 17% of total loans
- Renewed focus on Agriculture (4 of top 5 Virginia Agriculture counties in our footprint)

Loan held for Investment Mix: $636.4 million at 6/30/19



11%
4%
9%
29%
1%
12%
10%
5%
19%
C&D
1-4 Family
Non-Owner Occ. CRE
Agriculture
Multifamily
C&I
HELOC
Owner-Occ. CRE
Consumer & Other

Loan Portfolio Detail



Improving Composition Mix
2015
13%
2%
12%
31%
1%
11%
13%
5%
12%
2Q19
11%
4%
9%
29%
1%
12%
10%
5%
19%
C&D
1-4 Family
Non-Owner Occ. CRE
Agriculture
Multifamily
C&I
HELOC
Owner-Occ. CRE
Consumer & Other



$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$62,735
$591,636
$39,775
$616,974
$55,910
$638,799
$78,406
$636,407
2016
2017
2018
2019Q2
Loans Held for Investment
Loans Held for Sale

Dealer Finance Division

F&M Bank Corp.



DEALER STATISTICS
7,940,000
6,940,000
5,940,000
4,940,000
3,940,000
2,940,000
1,940,000
940,000
(60,000)
120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
-
2016
2017
2018
2Q19*
Gross Income
Loan Balance (Right Axis)

*annualized

Dealer Finance Division

F&M Bank Corp.

Average National Delinquency

(Trans Union)

≥ 60 Days Delinquent

	National Average	F&M Bank Dealer Division
4th Quarter 2015	1.24%	.76%
4th Quarter 2016	1.44%	.58%
4th Quarter 2017	1.43%	.67%
4th Quarter 2018	1.43%	.48%
2nd Quarter 2019	1.23%	.56%

	F & M	EXPERIAN SURVEY
Average FICO	709	657/719*
Average Term	59	69/65*

*used/new

Nonperforming & Adversely Classified Assets

F&M Bank Corp.

Historical Nonperforming Assets


$4.9
$2.1
$7.1
$2.0
$10.2
$2.4
$11.7
$2.0
2016
2017
2018
2Q19
Nonperforming Loans
OREO & Repos

- Total NPAs were $13.7 million at 6/30/19 for an NPA/Assets ratio of 1.69%
- NPAs consist of $11.3 million in nonaccrual loans, $0.4 million in loans 90+ days past due, and $2.0 million of OREO
- Under contract to sell notes supporting $4.1 million NPL – 50BP impact on NPA ratio

Deposit Composition

Commentary

- The Deposit mix is desirable, with a deposit cost of 79 basis points at 6/30/19.
- Non Interest Bearing deposits have increased 21% since 2015. This is a stable source of funding with an average life in excess of 6 years.
- F&M Bank is the deposit market share leader in the Harrisonburg / Rockingham MSA

Deposit Composition


2015:
$494,670
27%
16%
24%
22%
11%
2Q19
$608,470
27%
15%
34%
16%
8%
Non Interest Bearing
NOW & Other Trans.
MMDA & Savings
Retail CDs
Jumbo CDs

Deposit Mix


$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$494,670
$134,787
$359,883
$537,085
$146,617
$390,468
$569,177
$162,233
$406,944
$591,325
$157,146
$434,179
$608,470
$162,917
$445,553
2015
2016
2017
2018
2Q19
Interest-Bearing Deposits
Non-Interest Bearing Deposits



F&M Bank Corp.

STRATEGIC OPPORTUNITIES

- Enhanced approach to credit underwriting and monitoring
- Heightened focus on speedier NPA resolution
- Renewed focus on Agricultural lending with creation of a dedicated, experienced lending group
- Shenandoah Valley is a liquid deposit market and FMBM continues to replace time deposits with lower costing core deposits
- Augusta County – expansion to the south, leveraging 5 new branches to grow deposits
- Opportunities to grow low cost deposits through heightened focus on business and non-profit sectors
- Emphasis on branch profitability and evaluation of costs/revenues
- Expanding non-interest income opportunities through VSTitle and growth of VBS Mortgage

Board of Directors

F&M Bank Corp.

Mike W. Pugh	• Chair of the Board • President of Old Dominion Realty, Inc. & licensed appraiser
Larry A. Caplinger	• Retired FMBM EVP/CLO - 45+ year history with the Bank
John N. Crist	• Attorney – real estate
Daniel J. Harshman	• Mayor of the Town of Edinburg
Richard S. Myers	• President of Dick Myers Chrysler-Dodge-Jeep dealership
Christopher S. Runion	• President of Eddie Edwards Signs and Principal of Heifer Investments
Ronald E. Wampler	• Operated and managed a local farm for 30+ years
Dean W. Withers	• Vice Chairman of the Board Retired FMBM CEO – 35+ year banking career
E. Ray Burkholder	• Senior Vice President of Balzer & Associates
Peter Wray	• Principal Broker at Triangle Realtors
Mark C. Hanna	• CEO/President of FMBM – 28+ year banking career

F&M Bank Corp.